Exhibit 99.2

Supplemental Data Sheet	Amounts in thousands (except customers, interactions and employees)
Unaudited
Last updated October 28, 2010	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	YTD
	2008	2008	2008	2008	2008	2009	2009	2009	2009	2009	2010	2010	2010	2010
Revenue
Revenue	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687	42,102	43,454	48,593	134,149
YoY Growth	28%	33%	24%	18%	25%	10%	3%	7%	15%	9%	17%	20%	25%	21%
Recurring Revenue	24,412	25,459	25,917	26,476	102,264	25,955	27,393	29,741	32,161	115,250	33,025	34,730	38,613	106,368
YoY Growth	27%	25%	19%	12%	20%	6%	8%	15%	21%	13%	27%	27%	30%	28%
Pro Service Revenue	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292	9,077	8,724	9,980	27,781
YoY Growth	42%	67%	49%	46%	51%	20%	-8%	-13%	-2%	-1%	-9%	-2%	10%	0%

North America Revenue %	67%	67%	70%	74%	69%	75%	72%	72%	71%	72%	71%	70%	69%	70%
EMEA Revenue %	25%	25%	22%	19%	23%	18%	19%	19%	19%	19%	19%	19%	19%	19%
APAC Revenue %	8%	8%	8%	7%	8%	7%	9%	9%	10%	9%	10%	11%	12%	11%

Bookings Metrics
Total Bookings	37,112	43,416	39,037	46,215	165,780	23,746	48,653	51,733	55,527	179,659	60,449	63,547	85,235	209,231
% of Bookings Billed in Quarter	72%	74%	76%	77%		75%	55%	60%	54%		40%	40%	37%
Average Term (months)	21	20	19	21	20	19	27	21	25	23	32	31	37	34

Total Backlog	138,629	147,052	145,088	150,872		138,000	152,424	166,305	179,892		196,225	211,911	252,338
Current Backlog	88,419	95,498	95,044	101,995		96,546	103,984	115,944	121,275		120,606	121,011	134,174
Non-Current Backlog	50,210	51,554	50,044	48,877		41,454	48,440	50,361	58,617		75,619	90,900	118,164
Current Backlog-Software Only	69,737	75,766	77,478	84,103		82,186	89,138	96,650	104,983		103,264	106,275	117,628

Average Selling Price (ASP)	90	107	98	96	98	74	99	112	95	102	91	95	105	97
Deal Size Distribution
> $1M	4	6	4	7	21	1	10	7	8	26	14	11	17	42
$100K-$1M	73	86	76	91	326	59	60	83	90	292	91	106	112	309
<$100K	464	470	528	527	1,989	443	421	388	435	1,687	423	436	436	1,295

Top 5 industry sales-TTM
High-Tech	18%	21%	22%	23%		21%	21%	22%	20%		22%	22%	22%
Public Sector	13%	12%	12%	14%		14%	15%	18%	16%		15%	17%	22%
Retail/CPG	14%	15%	15%	14%		15%	14%	13%	15%		15%	15%	13%
Entertainment/Media	4%	5%	6%	6%		6%	12%	10%	11%		10%	8%	13%
Telecom	19%	15%	13%	13%		12%	10%	13%	16%		15%	15%	12%
All other	32%	32%	32%	30%		32%	28%	24%	22%		23%	23%	18%

Margin & Earnings Metrics (Non-GAAP)*
Gross Margin %	63%	64%	64%	67%	64%	67%	70%	71%	70%	70%	69%	70%	71%	70%
Software Margin %	80%	81%	80%	81%	80%	81%	82%	83%	82%	82%	83%	83%	85%	84%
Professional Services Margin %	15%	21%	22%	26%	21%	31%	31%	31%	28%	30%	20%	17%	17%	18%
Operating expense as % of Revenue	72%	69%	65%	63%	67%	60%	63%	61%	62%	62%	63%	61%	58%	61%
Operating Margin %	-9%	-5%	-1%	4%	-3%	7%	7%	10%	8%	8%	6%	9%	13%	9%
Operating Margin	(2,976)	(1,759)	(444)	1,267	(3,912)	2,531	2,510	3,693	3,408	12,142	2,490	3,987	$6,336	12,813
Non-GAAP EPS (Diluted)	$(0.06)	$(0.04)	$-	$0.06	$(0.04)	$0.09	$0.09	$0.12	$0.10	$0.39	$0.07	$0.09	$0.15	$0.32

Other Metrics
Headcount	718	765	777	737	737	742	756	792	797	797	836	871	887	887
New Customer	64	73	68	59	264	26	53	82 **	51	212	46	38	66	150
Total Customers	1,800	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900
Interactions (in millions)	463	477	576	583	2,099	584	586	620	704	2,494	765	801	786	2,352

* Excludes stock-based compensation and Q4'09 excludes stock-based compensation and $1M settlement gain ** Q3'09 customer count includes acquired customers from HiveLive acquisition	Note: The supplemental data sheet refers to certain non-GAAP financial results. Please refer to our reconciliations of GAAP, which can be found in our Company's earnings release(s), which is posted on the Investor Relations portion of our website.

Consolidated Balance Sheets	Amounts in thousands
Unaudited
Last updated October 28, 2010
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,
	2008	2008	2008	2008	2009	2009	2009	2009	2010	2010	2010
Assets
Current assets:
Cash and cash equivalents	44,591	52,781	51,145	51,405	51,462	46,987	32,388	41,546	43,114	61,212	77,728
Short-term investments	36,585	41,540	46,444	34,412	36,517	42,808	60,634	54,977	55,293	38,228	31,287
Accounts receivable	27,503	26,722	27,820	36,770	24,220	31,670	31,034	31,850	29,723	33,020	36,367
Term receivables	9,616	8,814	6,875	5,752	4,810	4,107	3,011	2,417	1,762	1,271	371
Less allowance for doubtful accounts	(2,056)	(2,177)	(2,148)	(2,277)	(1,901)	(1,910)	(1,701)	(1,914)	(1,794)	(1,697)	(1,867)
Prepaid & other current assets	6,773	7,082	7,497	7,531	7,593	7,815	8,689	8,828	9,620	9,178	8,816
Total current assets	123,012	134,762	137,633	133,593	122,701	131,477	134,055	137,704	137,718	141,212	152,702

Long-term investments	17,810	11,925	4,612	4,963	4,980	4,792	-	-	-	-	-
Property and equipment, net	10,807	10,798	10,377	10,141	9,187	9,775	9,781	10,122	10,154	10,850	11,063
Term receivables, noncurrent	8,059	5,728	4,420	3,547	2,804	2,159	1,447	1,105	810	537	82
Intangible and other assets, net	10,016	10,025	10,268	10,093	9,274	9,379	14,991	15,504	16,181	17,270	18,342
Total assets	169,704	173,238	167,310	162,337	148,946	157,582	160,274	164,435	164,863	169,869	182,189

Liabilities, Preferred Stock and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	18,146	17,919	17,405	16,223	14,309	17,847	16,601	16,573	19,967	22,013	23,425
Commissions and bonuses payable	3,531	4,279	4,351	5,665	3,084	4,958	4,838	6,271	4,964	4,597	6,142
Current portion of long-term debt	44	44	45	46	46	45	34	22	10	-	-
Deferred revenue	77,410	83,625	81,959	85,416	78,755	85,176	89,161	88,603	86,395	86,933	88,669
Total current liabilities	99,131	105,867	103,760	107,350	96,194	108,026	110,634	111,469	111,336	113,543	118,236

Deferred revenue, noncurrent	34,244	32,357	27,250	27,782	24,452	18,908	14,780	12,724	9,300	7,894	5,394
Long-term debt	57	45	34	22	10	-	-	-	-	-	-

Stockholders' equity (deficit):
Common stock	34	34	34	34	34	34	34	34	34	34	34
Additional paid-in capital	97,107	99,187	101,337	102,662	104,345	107,281	109,394	112,439	115,680	118,652	125,416
Treasury stock, at cost	-	-	-	(13,209)	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)
Other comprehensive income (loss)	(536)	(787)	(193)	1,916	1,875	1,260	1,394	1,125	1,284	1,113	1,581
Accumulated deficit	(60,333)	(63,465)	(64,912)	(64,220)	(62,957)	(62,920)	(60,955)	(58,349)	(57,764)	(56,360)	(53,465)
Total stockholders' equity	36,272	34,969	36,266	27,183	28,290	30,648	34,860	40,242	44,227	48,432	58,559
Total liabilities, preferred stock and
stockholders' equity	169,704	173,238	167,310	162,337	148,946	157,582	160,274	164,435	164,863	169,869	182,189

Consolidated Statements of Operations Amounts in thousands (except per share amounts)
Unaudited
Last updated October 28, 2010
	2007					2008					2009					2010
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	YTD
Revenue:
Software, hosting and support	19,819	20,693	22,366	24,105	86,983	24,556	25,573	25,956	26,491	102,576	26,045	27,424	29,754	32,172	115,395	33,025	34,730	38,613	106,368
Professional services	5,883	5,772	6,880	6,559	25,094	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292	9,077	8,724	9,980	27,781
Total revenue	25,702	26,465	29,246	30,664	112,077	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687	42,102	43,454	48,593	134,149

Cost of revenue:
Software, hosting and support	4,394	4,565	4,604	4,848	18,411	5,035	5,043	5,305	5,014	20,397	4,949	4,954	5,232	5,813	20,948	5,879	5,952	5,923	17,754
Professional services	5,171	5,036	5,667	6,138	22,012	7,285	7,810	8,133	7,212	30,440	7,008	6,346	6,365	6,891	26,610	7,332	7,378	8,395	23,105
Total cost of revenue	9,565	9,601	10,271	10,986	40,423	12,320	12,853	13,438	12,226	50,837	11,957	11,300	11,597	12,704	47,558	13,211	13,330	14,318	40,859

Gross profit	16,137	16,864	18,975	19,678	71,654	20,578	22,368	22,799	23,853	89,598	24,080	25,040	27,134	28,875	105,129	28,891	30,124	34,275	93,290

Operating expenses:
Sales and marketing	15,727	15,788	16,516	17,087	65,118	16,818	17,627	16,889	16,294	67,628	14,863	16,008	16,175	17,705	64,751	18,724	18,777	20,006	57,507
Research and development	4,296	4,343	4,308	4,137	17,084	4,486	4,507	4,671	4,628	18,292	4,756	5,051	5,100	5,314	20,221	5,132	4,797	5,160	15,089
General and administrative	2,860	3,178	2,680	2,782	11,500	3,516	3,890	3,215	2,994	13,615	3,446	4,207	4,018	4,130	15,801	4,299	4,324	4,975	13,598
Total operating expenses	22,883	23,309	23,504	24,006	93,702	24,820	26,024	24,775	23,916	99,535	23,065	25,266	25,293	27,149	100,773	28,155	27,898	30,141	86,194

Operating income (loss)	(6,746)	(6,445)	(4,529)	(4,328)	(22,048)	(4,242)	(3,656)	(1,976)	(63)	(9,937)	1,015	(226)	1,841	1,726	4,356	736	2,226	4,134	7,096
Interest and other income, net	828	885	1,004	966	3,683	938	519	552	687	2,696	401	351	342	1,000	2,094	183	19	454	656

Income (loss) before income taxes	(5,918)	(5,560)	(3,525)	(3,362)	(18,365)	(3,304)	(3,137)	(1,424)	624	(7,241)	1,416	125	2,183	2,726	6,450	919	2,245	4,588	7,752
(Provision) benefit for income taxes	(84)	(181)	(59)	48	(276)	(92)	5	(23)	68	(42)	(153)	(89)	(218)	(119)	(579)	(334)	(841)	(1,693)	(2,868)
Net income (loss)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871	585	1,404	2,895	4,884

Net income (loss) per share:
Basic	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.10)	$ (0.56)	$ (0.10)	$ (0.09)	$ (0.04)	$ 0.02	$ (0.22)	$ 0.04	$ 0.00	$ 0.06	$ 0.08	$ 0.18	$ 0.02	$ 0.04	$ 0.09	$ 0.15
Diluted	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.10)	$ (0.56)	$ (0.10)	$ (0.09)	$ (0.04)	$ 0.02	$ (0.22)	$ 0.04	$ 0.00	$ 0.06	$ 0.08	$ 0.18	$ 0.02	$ 0.04	$ 0.09	$ 0.15

Shares used in the computation:
Basic	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	32,692	33,362	31,784	31,677	31,733	31,815	31,752	31,929	32,000	32,128	32,020
Diluted	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	33,204	33,362	32,249	32,160	32,424	33,047	32,336	33,431	33,427	33,659	33,515

Supplemental information of stock-based
compensation expense included in:
Cost of software, hosting and support	58	79	84	67	288	77	79	87	80	323	96	142	120	102	460	113	117	127	357
Cost of professional services	125	149	217	156	647	153	165	158	162	638	133	209	138	132	612	114	122	128	364
Sales and marketing	658	731	542	333	2,264	538	595	738	583	2,454	622	952	761	694	3,029	751	726	818	2,295
Research and development	226	289	166	206	887	235	242	252	240	969	262	377	285	254	1,178	257	240	254	751
General and administrative	235	743	199	208	1,385	263	816	297	265	1,641	403	1,056	548	500	2,507	520	556	875	1,951
Total stock-based compensation	1,302	1,991	1,208	970	5,471	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	1,682	7,786	1,755	1,761	2,202	5,718

Consolidated Statements of Cash Flow Amounts in thousands
Unaudited
Last updated October 28, 2010
	2007					2008					2009					2010
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	YTD
Operating activities
Net income (loss)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871	585	1,404	2,895	4,884
Noncash adjustments:
Depreciation and amortization	1,675	1,880	1,869	1,842	7,266	1,954	1,956	1,956	1,905	7,771	1,887	1,726	1,797	2,081	7,491	2,065	1,872	1,812	5,749
Provision for losses on accounts receivable	(69)	13	401	39	384	89	26	64	33	212	57	30	30	40	157	50	31	50	131
Stock-based compensation expense			1,208	970	5,471	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	1,682	7,786	1,755	1,761	2,202	5,718
Changes in operating accounts:
Receivables	15,427	8,224	6,933	(3,032)	27,552	7,447	4,062	1,143	(7,878)	4,774	13,569	(5,171)	2,333	524	11,255	2,449	(2,910)	(963)	(1,424)
Prepaid and other current assets	(1,471)	(1,612)	(803)	(1,143)	(5,029)	(852)	(804)	(1,168)	(900)	(3,724)	399	(583)	(693)	(614)	(1,491)	(1,054)	175	289	(590)
Accounts payable and accrued liabilities	1,748	810	89	1,041	3,688	2,292	(257)	42	(720)	1,357	(1,823)	3,099	(1,427)	(35)	(186)	3,556	2,152	948	6,656
Commissions and bonuses payable	(1,171)	(1)	(47)	2,176	957	(1,523)	742	166	1,545	930	(2,553)	1,743	(132)	1,393	451	(1,244)	(329)	1,451	(122)
Deferred revenue	(6,056)	(814)	(2,143)	8,407	(606)	(3,434)	4,001	(3,566)	7,168	4,169	(9,429)	(2,038)	(569)	(2,880)	(14,916)	(4,614)	(160)	(2,887)	(7,661)
Other	(23)	13	(130)	132	(8)	(173)	83	(52)	635	493	-	503	(247)	(577)	(321)	(38)	19	176	157
Cash provided (used) by operating activities	5,360	4,763	3,793	7,118	21,034	3,670	8,574	(1,330)	3,810	14,724	4,886	2,081	4,909	4,221	16,097	3,510	4,015	5,973	13,498

Investing activities
Acquistion of property and equipment	(1,987)	(1,351)	(1,426)	(2,436)	(7,200)	(1,522)	(1,536)	(1,309)	(1,425)	(5,792)	(584)	(1,841)	(1,240)	(1,912)	(5,577)	(1,640)	(2,196)	(1,639)	(5,475)
Business acquisitions	-	-	-	-	-	-	-	-	-	-	-	-	(5,906)	-	(5,906)	-	-	-	-
Intangible asset additions											(100)		(144)	(410)	(654)	(1,034)	(1,305)	(1,120)	(3,459)
Change in investments, net	1,549	(15,333)	(3,912)	4,179	(13,517)	(1,970)	748	2,218	12,435	13,431	(2,251)	(6,059)	(13,081)	5,558	(15,833)	(342)	17,107	6,935	23,700
Other	(29)	(32)	1	17	(42)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Cash provided (used) for investing activities	(467)	(16,716)	(5,337)	1,760	(20,759)	(3,492)	(788)	909	11,010	7,639	(2,935)	(7,900)	(20,371)	3,236	(27,970)	(3,016)	13,606	4,176	14,766

Financing activities
Net proceeds from (payments on) long-term debt	(7)	(8)	(10)	(10)	(35)	(11)	(11)	(11)	(10)	(43)	(12)	(11)	(12)	(11)	(46)	(12)	(10)	-	(22)
Proceeds from issuance of stock:
Common stock issued under employee benefit plans	643	536	509	1,966	3,653	414	234	618	130	1,396	78	151	167	1,352	1,748	1,159	409	3,068	4,636
Common stock repurchase (Treasury)											(1,798)	-	-	-	(1,798)	-	-	-	-
Other	49	160	19	(45)	183	51	(53)	-	(133)	(135)	89	48	95	11	243	328	802	1,491	2,621
Cash provided (used) by financing activities	685	688	518	1,911	3,801	454	170	607	(13,222)	(11,991)	(1,643)	188	250	1,352	147	1,475	1,201	4,559	7,235

Effect of foreign exchange rates	113	208	293	(217)	397	278	234	(1,822)	(1,338)	(2,648)	(251)	1,156	613	349	1,867	(400)	(725)	1,808	683

Net change in cash and cash equivalents	5,691	(11,057)	(733)	10,572	4,473	910	8,190	(1,636)	260	7,724	57	(4,475)	(14,599)	9,158	(9,859)	1,568	18,098	16,516	36,182

Cash and cash equivalents at beginning of period	39,208	44,899	33,842	33,109	39,208	43,681	44,591	52,781	51,145	43,681	51,405	51,462	46,987	32,388	51,405	41,546	43,114	61,212	41,546
Cash and cash equivalents at end of period	44,899	33,842	33,109	43,681	43,681	44,591	52,781	51,145	51,405	51,405	51,462	46,987	32,388	41,546	41,546	43,114	61,212	77,728	77,728

Currency Component Data Sheet

Unaudited
As of October 28, 2010

	Currency Component of Total Revenue-TTM as of September 30, 2010	Currency exchange rate into USD as of October 27, 2010	Impact of 1 percent change in fx exchange rate per 100M in revenue

GBP	10%	1.5848	158,480
EUR	5%	1.3827	69,135
AUD	7%	0.9716	68,013
USD and other	78%	n/a
Total	100%		295,628

	Currency Component of Total Expense-TTM as of September 30, 2010	Currency exchange rate into USD as of October 27, 2010	Impact of 1 percent change in fx exchange rate per 100M in expense

GBP	12%	1.5848	190,176
EUR	1%	1.3827	13,827
AUD	4%	0.9716	38,864
USD and other	83%	n/a
Total	100%		242,867

TTM=Trailing Twelve Months